                                                                    Exhibit 99.1
                                                                    ------------
       BSB
Bancorp, Inc.                                                 News Release
58-68 Exchange St.
Binghamton, New York 13901
--------------------------------------------------------------------------------
                                                        For Further Information,
                                                    Contact:
                                                    Rexford C. Decker
                                                    Senior Vice President & CFO
                                                    (607) 779-2320
                                                    Website: www.bsbbank.com

               BSB BANCORP, INC. ANNOUNCES SECOND QUARTER EARNINGS

                  Binghamton, NY, July 19, 2001 - BSB Bancorp, Inc. (NASDAQ/NMS:BSBN), holding company for BSB Bank & Trust Company, reported net income for the quarter ended June 30, 2001 of $5,404,000, or $0.53 per diluted share, compared to $6,319,000, or $0.61 per diluted share, for the quarter ended June 30, 2000, and $5,003,000, or $0.49 per diluted share for the first quarter of 2001. For the six months ended June 30, 2001, net income was $10,407,000, or $1.02 per diluted share, compared to $12,067,000, or $1.17 per diluted share, for the same period in 2000.

                  Howard W. Sharp, President and CEO of the Bank said, "During the second quarter we continued to see improvements in what we consider to be the primary objectives of the Company. Comparing the second quarter of 2001 to the first quarter of 2001, non-performing assets decreased by 6.5% and total C & I loans shrunk by $113,511,000 to $851,822,000. C & I loans now represent 52.1% of total loans, as compared to 54.4% in the first quarter of 2001. During the same time period, non-core wholesale money desk deposits fell to $41,385,000 from $79,319,000 and borrowings decreased by $7,488,000."

                  Mr. Sharp also stated, "Our non-performing loans and past due loans again were slightly lower in the second quarter, but they continue to be unacceptably high. We are pleased, however, with the continued improvement in those numbers. We are also pleased with the continued core earnings strength demonstrated by the Company in the second quarter."

                  Mr. Sharp also noted changes in the Bank's retail branch system. He said, "In the second quarter, the Bank completed the sale of a grocery store branch located outside our target market area. In addition, the Bank has received regulatory approvals to open a branch in Fayetteville, a suburb of Syracuse, which will compliment our existing locations in that market."

                  Net interest income was $21,038,000 for the second quarter of 2001, compared to $23,579,000 for the second quarter of 2000, and $20,648,000 for the first quarter of 2001. Net interest income decreased in the second quarter of 2001 from the second quarter of 2000 as a result of compressed margins associated with the Federal Reserve Board's actions to lower short-term rates and the Bank's lower levels of earning assets. The major reason for the decline in

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

assets was the Bank's effort to lessen its dependence on commercial loans and higher cost deposits. The increase in net interest income from the first quarter of 2001 to the second quarter of 2001 was the result of the higher interest rate margin achieved in the second quarter. The provision for credit losses was $4,500,000 for the quarter ended June 30, 2001, $4,674,000 for the first quarter of 2001, and $4,951,000 for the quarter ended June 30, 2000.

                  The allowance for possible credit losses decreased to $55,159,000, or 3.37% of period-end loans outstanding at June 30, 2001, from $61,423,000, or 3.46% of period-end loans outstanding at March 31, 2001, and increased from $33,936,000, or 1.89% of period-end loans outstanding at June 30, 2000. Net charge-offs during the second quarter of 2001 amounted to $10,764,000, or 2.51% of average gross loans outstanding, compared to $2,542,000, or 0.57% of average gross loans outstanding during the first quarter of 2001, and $2,720,000, or 0.61% of average gross loans outstanding in the second quarter of 2000. Non-performing loans at June 30, 2001 were $54,010,000, or 3.30% of total gross loans outstanding, compared to $57,771,000, or 3.26% of gross loans outstanding at March 31, 2001, and $10,486,000, or 0.58% of total gross loans outstanding at June 30, 2000.

                  Non-interest income amounted to $3,116,000 for the second quarter of 2001, compared to $2,743,000 for the first quarter of 2001, and $3,435,000 for the second quarter of 2000. The second quarter of 2001 included approximately $300,000 of gain on the sale of the Bank's Oswego branch. This branch was obtained in the acquisition of Skaneateles Bancorp, Inc. in 1999, and was considered too remote for the Bank to fully benefit from its focus and concentration of resources on branches in the Syracuse region. The second quarter of 2000 included income and expenses, each approximating $500,000, pertaining to merchant credit card activity that was outsourced in the fourth quarter of 2000. Operating expense for the second quarter of 2001 was $10,925,000 compared to $10,697,000 for the first quarter of 2001, and $11,714,000 for the second quarter of 2000. The largest increase in the second quarter of 2001 from the first quarter of 2001, was an increase in advertising expense of about $180,000 as the Bank initiated new advertising campaigns. There were no other material increases in any expense accounts. The largest decrease in expenses from the second quarter of 2000 to the second quarter of 2001, was the decrease in merchant credit card expense of approximately $500,000, as previously mentioned. The Bank's Efficiency Ratio, which consists of operating expense divided by recurring revenues (net interest income and non-interest income) on a pre-tax basis, remains very favorable compared to the Bank's peer group, at 45.23% for the second quarter of 2001, 45.73% for the first quarter of 2001, and 43.36% for the second quarter of 2000.

                  Shareholders' equity was $156,600,000, or 7.35% of assets at June 30, 2001, $155,508,000, or 6.85% of assets at March 31, 2001, and
$161,744,000, or 7.07% of assets at June 30, 2000. Book value per share was $15.79 at June 30, 2001, $15.56 at March 31, 2001, and $15.75 at June 30, 2000.

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

Forward Looking Statements

                  This news release contains forward-looking statements, including those regarding the projected performance of BSB Bancorp, Inc. These statements constitute forward-looking information, within the meaning of the Private Securities Litigation Reform Act of 1995, which involve significant risks and uncertainties. Actual results may differ materially from any forward-looking information discussed in this news release.

                  Factors that might cause such differences include, but are not limited to: fluctuations in interest rates, government regulations and economic conditions and competition in the geographic and business areas in which BSB conducts its operations, as well as unanticipated loan losses and other similar conditions affecting the Company's operations, pricing, products, and services.

                  Except as required by law, BSB disclaims any obligation to update any such factors or to publicly announce the result of any revisions to any of the forward-looking statements in this news release to reflect future events or developments.

                  For additional information regarding BSB, including a discussion of related risk factors, please refer to BSB's public filings with the Securities and Exchange Commission which are available online at http://www.sec.gov.

BSB Bancorp, Inc.
Quarters Ended June 30,                    2001                     2000
---------------------------------------------------------------------------
Net Income                              $5,404,000               $6,319,000
Earnings Per Share
     Basic                                   $0.54                    $0.62
     Diluted                                 $0.53                    $0.61


Six Months Ended June 30,                     2001                     2000

Net Income                             $10,407,000              $12,067,000
Earnings Per Share
     Basic        $1.03                     $1.18
     Diluted      $1.02                     $1.17

BSB BANCORP, INC.  -  CONSOLIDATED                                     (Dollars in Thousands, Except Share Data)
FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------
                                                         Quarters Ended                        Six Months Ended
                                             June 30,       March 31,     June 30,                 June 30,
                                                 2001            2001         2000             2001         2000
-------------------------------------------------------------------------------------------------------------------
OPERATIONS DATA
Total interest income                         $42,927       $46,035        $48,357          $88,962      $94,637
Total interest expense                         21,889        25,387         24,778           47,276       48,679
Net interest income                            21,038        20,648         23,579           41,686       45,958
Provision for credit losses                     4,500         4,674          4,951            9,174        9,559
Gains on sale of securities                        19            67              0               86            0
Gains on sale of loans                             97            19             21              116           28
Non-interest income                             3,116         2,743          3,435            5,859        6,789
Operating expense                              10,925        10,697         11,714           21,622       23,427
Income tax expense                              3,441         3,103          4,051            6,544        7,722
Net income                                      5,404         5,003          6,319           10,407       12,067
-------------------------------------------------------------------------------------------------------------------
SELECTED FINANCIAL DATA
-------------------------------------------------------------------------------------------------------------------
Yield on earning assets (1)                      8.29%         8.56%         8.98%             8.43%         8.85%
Cost of funds (1)                                4.34          4.84          4.77              4.59          4.70
Interest rate spread during the period (1)       3.95          3.72          4.21              3.84          4.15
Interest rate margin during the period (1)       4.06          3.84          4.38              3.95          4.30
Return on average assets (1)                     0.98          0.88          1.12              0.93          1.08
Return on average equity (1)                    13.74         12.69         16.03             13.21         15.42
Equity to assets (2)                             7.35          6.85          7.07              7.35          7.07
Operating expenses to average assets (1)         1.99          1.88          2.08              1.93          2.09
Efficiency ratio                                45.23         45.73         43.36             45.48         44.41
-------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
-------------------------------------------------------------------------------------------------------------------
Basic earnings                                 $  0.54      $  0.49       $  0.62           $  1.03       $  1.18
Diluted earnings                               $  0.53      $  0.49       $  0.61           $  1.02       $  1.17
Book value                                     $ 15.79      $ 15.56       $ 15.75           $ 15.79       $ 15.75
Dividends paid                                 $  0.25      $  0.25       $  0.25           $  0.50       $  0.50
Dividend payout ratio                            46.26%       51.09%        40.61%            48.58%        42.49%
(1) Annualized  (2) At period ended
-------------------------------------------------------------------------------------------------------------------
                                                        Quarters Ended                         Six Months Ended
                                             June 30,     March 31,       June 30,         June 30,       June 30,
FINANCIAL CONDITION DATA at                      2001          2001           2000             2001           2000
-------------------------------------------------------------------------------------------------------------------
Assets                                     $2,131,010    $2,270,824     $2,288,540       $2,131,010     $2,288,540
Earning assets                              2,006,700     2,141,316      2,153,958        2,006,700      2,153,958
Gross loans                                 1,634,523     1,774,278      1,798,087        1,634,523      1,798,087
Allowance for possible credit losses          (55,159)      (61,423)       (33,936)         (55,159)       (33,936)
Gross investment securities                   375,320       417,161        399,203          375,320        399,203
Unrealized depreciation
    (appreciation) in AFS securities            1,834         2,328        (17,073)           1,834        (17,073)
Deposits                                    1,660,020     1,785,033      1,932,966        1,660,020      1,932,966
Borrowings                                    277,360       284,848        157,416          277,360        157,416
Subordinated debt                              30,000        30,000         30,000           30,000         30,000
Shareholders' equity                          156,600       155,508        161,744          156,600        161,744
Non-performing loans                           54,010        57,771         10,486           54,010         10,486
Loans, 30-89 days past due                     33,894        35,577         18,942           33,894         18,942
Other real estate                                 435           462            508              435            508
Trust assets                                  325,320       314,813        344,185          325,320        344,185
Serviced loans                                492,920       504,390        541,510          492,920        541,510
-------------------------------------------------------------------------------------------------------------------
AVERAGE BALANCES
-------------------------------------------------------------------------------------------------------------------
Assets                                     $2,197,438    $2,278,727     $2,253,880       $2,237,858     $2,242,192
Earning assets                              2,072,641     2,151,875      2,133,561        2,112,039      2,118,630
Gross loans                                 1,715,341     1,789,355      1,774,460        1,752,143      1,753,025
Allowance for possible credit losses          (62,436)      (60,433)       (33,402)         (61,440)       (32,310)
Gross investment securities                   400,951       421,204        411,691          411,021        415,725
Unrealized depreciation
   (appreciation) in AFS securities             1,772          (527)       (20,519)             629        (19,684)
Deposits                                    1,705,687     1,802,873      1,894,026        1,754,012      1,890,697
Borrowings                                    282,135       266,574        155,833          274,397        148,758
Subordinated debt                              30,000        30,000         30,000           30,000         30,000
Shareholders' equity                          157,354       157,737        157,688          160,868        156,479
Shares outstanding                          9,977,382    10,193,563     10,263,287       10,085,473     10,253,180
Diluted shares outstanding                 10,103,017    10,268,550     10,353,722       10,184,655     10,345,383

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
BSB BANCORP, INC.
CONSOLIDATED STATEMENTS OF CONDITION (unaudited)
-------------------------------------------------------------------------------------------------------------------
                                                                  June 30,            March 31,           June 30,
(Dollars in Thousands, Except Share Data)                             2001                 2001               2000
-------------------------------------------------------------------------------------------------------------------
ASSETS
Cash and due from banks                                        $    48,948          $    51,782        $    60,400
Federal funds sold                                                  47,000                8,000              7,000
-------------------------------------------------------------------------------------------------------------------
   Total cash and cash equivalents                                  95,948               59,782             67,400

Investment securities available for sale                           367,074              410,136            370,861
Investment securities held to maturity                              10,081                9,353             11,269
Mortgages held for sale                                              2,267                  215
Loans:
   Commercial                                                      851,822              965,333            986,780
   Consumer   404,374                                              418,347              448,434
   Real estate                                                     378,327              390,598            362,873
-------------------------------------------------------------------------------------------------------------------
      Total loans                                                1,634,523            1,774,278          1,798,087
      Less: Net deferred costs                                        (915)                (757)              (677)
      Allowance for possible credit losses                          55,159               61,423             33,936
-------------------------------------------------------------------------------------------------------------------
         Net loans                                               1,580,279            1,713,612          1,764,828

Bank premises and equipment                                         14,246               14,425             15,243
Accrued interest receivable                                         13,247               15,193             14,871
Other real estate                                                      435                  462                508
Intangible assets                                                    1,020                1,116              1,406
Other assets                                                        46,413               46,530             42,154
-------------------------------------------------------------------------------------------------------------------
                                                                $2,131,010           $2,270,824         $2,288,540
===================================================================================================================

LIABILITIES & SHAREHOLDERS' EQUITY
Due to depositors                                               $1,660,020           $1,785,033         $1,932,966
Borrowings                                                         277,360              284,848            157,416
Other liabilities                                                    7,030               15,435              6,414
Company obligated mandatorily redeemable preferred
   securities of subsidiary, Capital Trust I, holding solely
   junior subordinated debentures of the Company                    30,000               30,000             30,000
-------------------------------------------------------------------------------------------------------------------
      Total liabilities                                          1,974,410            2,115,316          2,126,796

Shareholders' Equity:
   Preferred Stock, par value $0.01 per share;
      authorized 2,500,000 shares; none issued
   Common Stock, par value $0.01 per share;
      authorized 30,000,000 shares; 11,511,797
      11,507,447 and 11,445,720 shares issued                          115                  115                114
   Additional paid-in capital                                       38,901               38,851             37,829
   Undivided profits                                               137,629              134,725            147,234
   Accumulated other comprehensive income                            1,069                1,356             (9,949)
   Treasury stock, at cost: 1,592,261, 1,511,761,
      and 1,175,524 shares                                         (21,114)             (19,539)           (13,484)
------------------------------------------------------------------------------------------------------------------
         Total shareholders' equity                                156,600              155,508            161,744
-------------------------------------------------------------------------------------------------------------------
                                                                $2,131,010           $2,270,824         $2,288,540
===================================================================================================================

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

BSB BANCORP, INC.
CONSOLIDATED STATEMENTS OF INCOME  (unaudited)
-------------------------------------------------------------------------------------------------------------------
                                                      Three Months Ended                        Six Months Ended
                                               June 30,       March 31,      June 30,       June 30,       June 30,
(Dollars in Thousands, Except Share Data)          2001            2001          2000           2001           2000
-------------------------------------------------------------------------------------------------------------------
Interest income:
   Interest and fees on loans                   $36,678         $39,346       $41,571        $76,024        $81,139
   Interest on federal funds sold                   153              19             9            172             22
   Interest on investment securities              6,053           6,663         6,785         12,716         13,458
   Interest on mortgages held for sale               43               7            (8)            50             18
--------------------------------------------------------------------------------------------------------------------
      Total interest income                      42,927          46,035        48,357         88,962         94,637
--------------------------------------------------------------------------------------------------------------------
Interest expense:
   Interest on savings deposits                   1,102           1,075         1,210          2,177          2,393
   Interest on time accounts                     13,144          15,353        15,699         28,497         31,133
   Interest on money market deposit accounts      3,386           4,412         4,963          7,798          9,577
   Interest on NOW accounts                          74              76            84            150            171
   Interest on borrowed funds                     3,574           3,862         2,274          7,436          4,240
   Interest on mandatorily redeemable
      preferred securities of subsidiary            609             609           548          1,218          1,165
--------------------------------------------------------------------------------------------------------------------
      Total interest expense                     21,889          25,387        24,778         47,276         48,679
--------------------------------------------------------------------------------------------------------------------
Net interest income                              21,038          20,648        23,579         41,686         45,958
Provision for credit losses                       4,500           4,674         4,951          9,174          9,559
--------------------------------------------------------------------------------------------------------------------
Net interest income after provision
   for credit losses                             16,538          15,974        18,628         32,512         36,399
Gains on sale of securities                          19              67                           86
Gains on sale of loans                               97              19            21            116             28
Non-interest income:
   Service charges on deposit accounts            1,287           1,287         1,384          2,574          2,596
   Credit card fees                                  64              48           566            112            969
   Mortgage servicing fees                          292             291           309            583            629
   Fees and commissions-brokerage services          152             202           312            354            486
   Trust fees                                       381             331           306            712            637
   Other charges, commissions, and fees             940             584           558          1,524          1,472
--------------------------------------------------------------------------------------------------------------------
      Total non-interest income                   3,116           2,743         3,435          5,859          6,789
--------------------------------------------------------------------------------------------------------------------
Operating expense:
   Salaries, pensions, and other
      employee benefits                           5,419           5,355         5,422         10,774         11,321
   Building occupancy                             1,038           1,138         1,173          2,176          2,342
   Dealer commission expense                        118              84           152            202            285
   Computer service fees                            480             455           447            935            862
   Services                                       1,598           1,539         1,576          3,137          3,056
   FDIC insurance                                    89              93           103            182            196
   Goodwill                                          96              96            96            192            192
   Interchange fees                                                               433                           748
   Other real estate                                 48              27            12             75             58
   Other expenses                                 2,039           1,910         2,300          3,949          4,367
--------------------------------------------------------------------------------------------------------------------
      Total operating expense                    10,925          10,697        11,714         21,622         23,427
--------------------------------------------------------------------------------------------------------------------
Income before income taxes                        8,845           8,106        10,370         16,951         19,789
Provision for income taxes                        3,441           3,103         4,051          6,544          7,722
--------------------------------------------------------------------------------------------------------------------
NET INCOME                                     $  5,404        $  5,003      $  6,319        $10,407        $12,067
====================================================================================================================
Earnings per share:
   Basic                                       $   0.54       $   0.49       $   0.62       $   1.03      $   1.18
   Diluted                                     $   0.53       $   0.49       $   0.61       $   1.02      $   1.17
====================================================================================================================